Exhibit 10.7

Notice of Grant of Stock Options and Option Agreement	Autodesk, Inc. ID: 94-2819853 111 MC INNIS PARKWAY SAN RAFAEL, CA 94903 (415) 507-5000

NAME ADDRESS	Grant Number: Plan:	xxxxxxx
CITY ST ZIP	ID:	xxxx

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions in the 2006 Stock Plan and the 2006 Stock Option Agreement, as follows:

Date of Grant:

Exercise Price Per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:

Expiration Date of Option:

Vesting Schedule: This Option may be exercised in whole or in part, in accordance with the following:

Shares	Vest Date

You and the Company agree that the options granted by this Notice are governed by the terms and conditions of the 2006 Stock Plan and the 2006 Stock Option Agreement, all of which are made a part of this document and may be accessed by you through InfoSys. You acknowledge receipt of a copy of the 2006 Stock Option Agreement and a copy of the 2006 Stock Plan, that you have read and are familiar with the terms and provisions of each, and accept this option grant subject to all of the terms and provisions contained in each document. By accepting below, you agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the 2006 Stock Plan.

Autodesk, Inc.

Chairman of the Board, President and CEO

AUTODESK, INC.

STOCK OPTION AGREEMENT

Autodesk, Inc., a Delaware corporation (the “Company”), has granted to the optionee (the “Optionee”), named on the Notice of Grant of Stock Options (the “Notice of Grant”) which is attached hereto an option to purchase that number of shares of Common Stock (the “Shares”) set forth on the Notice of Grant at the price set forth on the Notice of Grant and in all respects subject to the terms, definitions and provisions of the Company’s stock option plan stated in the Notice of Grant (as applicable, the “Plan”), which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings in this Option Agreement.

1. Nature of Option. If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Otherwise, this Option is a nonstatutory stock option and will not qualify as an Incentive Stock Option.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions in Section 9 of the Plan as follows:

(i) Right to Exercise.

(a) Subject to subsections 2(i)(b) and (c) and Section 6 below, this Option shall vest and become exercisable over the period and at the rate set forth on the Notice of Grant.

(b) This Option may not be exercised for a fraction of a share.

(c) In the event of Optionee’s death, disability or other termination of employment or other service relationship, the exercisability of the Option is governed by Sections 4, 5, and 6 below.

(ii) Method of Exercise. This Option shall be exercisable by written or electronic notice (as determined by the Administrator), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holders’ investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such notice shall be properly completed and delivered in such manner as the Administrator may determine (including electronically). Payment of the exercise price may only be made in such manner as described in Section 3 below, and if appropriate, shall accompany the written notice. This Option shall be deemed to be exercised upon receipt by the Company (or its designated representative) of the exercise notice and completion of payment of the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may be listed.

3. Method of Payment. Payment of the exercise price shall be by (i) cash, (ii) check, (iii) surrender of other shares of Common Stock of the Company, which either have been vested and owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and in either case have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised or (iv) delivery of a properly executed exercise notice together with irrevocable instructions to an agent of the Company to sell the Shares and promptly deliver to the Company that portion of the sale proceeds required to pay the exercise price (and any applicable withholding taxes).

4. Termination of Status as an Employee. If Optionee ceases to serve as an Employee or, if this Option is a Nonstatutory Stock Option granted under the Company’s 2006 Stock Plan, Consultant, he or she may, but only within three (3) months after the date of such cessation (but in no event later than the expiration date of the Option as set forth in the Notice of Grant), exercise this Option to the extent that he or she was entitled to exercise it at the date of such cessation. To the extent that he or she was not entitled to exercise this Option as the date of such cessation, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

5. Disability of Optionee. Notwithstanding the provisions of Section 4 above, if Optionee ceases to serve as an Employee or, if this Option is a Nonstatutory Stock Option granted under the Company’s 2006 Stock Plan, Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such cessation (but in no event later than the expiration date of the Option as set forth in the Notice of Grant), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such cessation. To the extent that he or she was not entitled to exercise this Option at the date of cessation, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

6. Death of Optionee. In the event of the death of Optionee during the term of this Option and while an Employee or, if this Option is a Nonstatutory Stock Option granted under the Company’s 2006 Stock Plan, Consultant, the Option shall become fully exercisable, including as to Shares for which it would not otherwise by exercisable and may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the Option as set forth in the Notice of Grant), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Term of Option. This Option may be exercised only within the term set out on the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9. Tax Consequences.

Some of the U.S. federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY RELATES TO U.S. TAX CONSEQUENCES ONLY AND IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(i) Exercising the Option.

(a) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

(ii) Disposition of Shares.

(a) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

(b) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(iii) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

(iv) Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(v) Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option granted to Optionee herein is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after its date of grant (as provided in the Notice of Grant), or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10. Entire Agreement; Governing Law. The Plan, this Option Agreement and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

11. No Guarantee of Employment. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR, IF THIS OPTION WAS A NONSTATUTORY STOCK OPTION GRANTED UNDER THE COMPANY’S 2006 STOCK PLAN, CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S SERVICE RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

AUTODESK, INC.

STOCK OPTION AGREEMENT

Version: Cashless Exercise

Autodesk, Inc., a Delaware corporation (the “Company”), has granted to the optionee (the “Optionee”), named on the Notice of Grant of Stock Options (the “Notice of Grant”), which is attached hereto, an option to purchase that number of shares of Common Stock (the “Shares”) set forth on the Notice of Grant at the price set forth on the Notice of Grant and in all respects subject to the terms, definitions and provisions of the Company’s stock option plan stated in the Notice of Grant (as applicable, the “Plan”), which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings in this Option Agreement.

1. Nature of Option. If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Otherwise, this Option is a nonstatutory stock option and will not qualify as an Incentive Stock Option.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions in Section 9 of the Plan as follows:

(i) Right to Exercise.

(a) Subject to subsections 2(i)(b) and (c) and Section 6 below, this Option shall vest and become exercisable over the period and at the rate set forth on the Notice of Grant.

(b) This Option may not be exercised for a fraction of a share.

(c) In the event of Optionee’s death, disability or other termination of employment or other service relationship, the exercisability of the Option is governed by Sections 4, 5, and 6 below.

(ii) Method of Exercise. This Option shall be exercisable by written or electronic notice (as determined by the Administrator), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such notice shall be properly completed and delivered in such manner as the Administrator may determine (including electronically). Payment of the exercise price may only be made in such manner as described in paragraph 4 below. This Option shall be deemed to be exercised upon receipt by the Company (or its designated representative) of the exercise notice and completion of payment of the exercise price.

In connection with the payment procedure described in paragraph 4 below, Optionee will be required to sell all of the Shares Optionee elects to exercise and will not be permitted to retain any of the exercised Shares.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may be listed.

3. Method of Payment. Payment of the exercise price shall be made by delivery (including electronic delivery) of a properly completed exercise notice together with irrevocable instructions to an agent of the Company to sell all of the Shares pursuant to which the Option is being exercised and promptly deliver to the Company that portion of the sale proceeds required to pay the exercise price (and any applicable withholding taxes).

4. Termination of Status as an Employee. If Optionee ceases to serve as an Employee or, if this Option is a Nonstatutory Stock Option granted under the Company’s 2006 Stock Plan, Consultant, he or she may, but only within three (3) months after the date he or she ceases to be an Employee or Consultant (but in no event later than the expiration date of the Option as set forth in the Notice of Grant), exercise this Option to the extent that he or she was entitled to exercise it at the date of such cessation. To the extent that Optionee was not entitled to exercise this Option as the date of such cessation, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

5. Disability of Optionee. Notwithstanding the provisions of Section 4 above, if Optionee ceases to be an Employee or, if this Option is a Nonstatutory Stock Option granted under the Company’s 2006 Stock Plan, Consultant as a result of Optionee’s total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of cessation as an Employee or Consultant (but in no event later than the expiration date of the Option as set forth in the Notice of Grant), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such cessation. To the extent that Optionee was not entitled to exercise the Option on the date of cessation, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

6. Death of Optionee. Notwithstanding the provisions of Section 4 above, in the event of the death of Optionee during the term of this Option and while Optionee is an Employee or, if this Option is a Nonstatutory Stock Option granted under the Company’s 2006 Stock Plan, Consultant, the Option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable and may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Term of Option. This Option may be exercised only within the term set out on the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9. Tax Consequences.

Some of the U.S. federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY RELATES TO U.S. TAX CONSEQUENCES ONLY AND IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(i) Exercising the Option.

(a) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

(ii) Disposition of Shares.

(a) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

(b) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(iii) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

(iv) Withholding. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements as well as social security charges applicable to the Option exercise or the disposition of any Shares acquired upon exercise. In this regard, Optionee authorizes the Company (and/or the Parent or Subsidiary employing or retaining Optionee) to withhold all applicable taxes legally payable by Optionee from the Optionee’s wages or other cash compensation paid to Optionee by the Company (and/or the Parent or Subsidiary employing or retaining Optionee) or from proceeds from the sale of Shares acquired upon exercise of the Option in an amount sufficient to cover such tax obligations. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

10. Entire Agreement; Governing Law. The Plan, this Option Agreement and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

11. NO GUARANTEE OF SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR, IF THIS OPTION IS A NONSTATUTORY STOCK OPTION GRANTED UNDER THE COMPANY’S 2006 STOCK PLAN, CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S SERVICE RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.